UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
INFORMATION STATEMENT
SCHEDULE 14C
(Rule 14c-101)
Schedule 14C Information
Information Statement Pursuant to Section 14(C) of the
Securities Exchange Act of 1934
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Digital Ecosystems Corp.

(Name of Registrant As Specified In Its Charter)
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Digital Ecosystems Corp.
1875 Lawrence Street, Suite 1400
Denver, CO 80202

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
Approximate Date of Mailing: July 24, 2006
TO THE STOCKHOLDERS OF DIGITAL ECOSYSTEMS CORP.:
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE “ACTIONS” (DEFINED BELOW) HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDERS WHO OWN A MAJORITY (APPROXIMATELY 52%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF DIGITAL ECOSYSTEMS CORP. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.
GENERAL
     This Information Statement is furnished by the Board of Directors (the “Board”) of Digital Ecosystems Corp. (the “Company”, “we”, “us”, “our” and terms of similar meaning) to inform our holders of record of common stock, par value $0.001 (the “Common Stock”), as of the close of business on July 1, 2006 (the “Record Date”), of the following actions (the “Actions”):
     1. The election of Dr. Anthony K. Yeats, Kelly H. Nelson and Carmen J. Lotito as directors to the Company Board;
     2. The change of our state of incorporation from Nevada to Maryland (the “Maryland Reincorporation”);
     3. The approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Digital Ecosystems Corp.” to “PetroHunter Energy Corporation” (the “Name Change”); and
     4. The adoption of our 2005 Stock Option Plan (the “Plan”).

     Stockholders who together own approximately 117,566,000 shares (approximately 52%) of the 225,373,000 shares of Common Stock outstanding as of the date of this Information Statement, consented in writing to the Actions. Such approval and consent are sufficient under Nevada Revised Statutes and our Bylaws to approve the Actions. Accordingly, the Actions are not being submitted to our other stockholders for a vote, and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C. The Actions will become effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.
     The mailing address for the principal executive offices of the Company is Digital Ecosystems Corp., 1875 Lawrence Street, Suite 1400, Denver, CO 80202.
NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

ACTION NO. 1
ELECTION OF DIRECTORS
     On May 12, 2006, Allan D. Laird and Gregory Leigh Lyons resigned as directors of the Company, leaving two vacant seats on the current Board of Directors, with Dr. Anthony K. Yeats remaining as the sole director. The Board of Directors determined by resolution that these vacancies should be filled by stockholder vote. Stockholders can elect directors by a plurality of the votes of the shares present in person or represented by proxy at a shareholder meeting.
     Stockholders holding a majority of our outstanding shares have executed written consents electing Dr. Anthony K. Yeats, Kelly H. Nelson and Carmen J. Lotito to serve as directors of the Company.
Please refer to the Section titled “Directors and Executive Officers” for a description of the new directors.
ACTION NO. 2
REINCORPORATION AS A MARYLAND CORPORATION
     Stockholders holding a majority of our outstanding shares have consented in writing to reincorporate the Company from the state of Nevada to the state of Maryland. We refer to this Action as the “Maryland Reincorporation.”
     After the reincorporation is effected, we will be governed by the Maryland Code, by the Articles of Incorporation of the Maryland entity (the “Maryland Articles”) and by the Bylaws of Maryland entity (the “Maryland Bylaws”), which will result in certain changes in the rights of stockholders and other matters related to us. The most significant changes are discussed in this proxy statement under “Reincorporation as a Maryland Corporation.” This summary is not intended to be a complete description of the Maryland Reincorporation or the differences between stockholders’ rights under the Nevada Code and the Maryland Code, and is qualified in its entirety by reference to the Maryland Articles attached to this proxy statement as Exhibit A, the Maryland Bylaws attached to this proxy statement as Exhibit B, our Nevada Certificate of Incorporation (the “Nevada Articles”) and our current Bylaws (the “Nevada Bylaws”). Copies of the Nevada Articles and the Nevada Bylaws are available for inspection at our principal business office and will be provided to any stockholder upon request. To request copies of these documents, contact Mr. Carmen J. Lotito, Corporate Secretary, 1875 Lawrence Street, Suite 1400, Denver, CO 80202.
     For purposes of the “Reincorporation as a Maryland Corporation” section, the “Company” refers in most places to Digital Ecosystems Corp., incorporated under the laws of the state of Nevada; in those instances where reference is made to the “Company” after the reincorporation, the reference means PetroHunter Energy Corporation incorporated under the laws of the state of Maryland.

ACTION NO. 3
NAME CHANGE
     Our stockholders holding a majority of our outstanding shares have consented in writing to change our name from “Digital Ecosystems Corp.” to “PetroHunter Energy Corporation” (the “Name Change”). This name change had been previously approved by our Board of Directors. The Company believes that the new name, PetroHunter Energy Corporation, will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus. Our new name will become effective at the time of the Maryland Reincorporation.
ACTION NO. 4
APPROVAL OF THE 2005 STOCK OPTION PLAN
     Stockholders holding a majority of our outstanding shares have signed written consents to approve the terms of the 2005 Stock Option Plan (the “Plan”). Under the Plan, the Company may grant certain employees both incentive and non-qualified options to purchase shares of common stock. The Plan is authorized to grant options covering up to 40,000,000 shares. Under this Plan, the Company has assumed the obligation to grant options to purchase an aggregate of 19,000,000 shares of common stock, including options to purchase 13,000,000 shares to MAB Operating Company and options to purchase 2,000,000 shares each to Kelly Nelson, Carmen Lotito and Garry Lavold. These options were previously granted by GSL Energy Corporation, of which we acquired more than 85% of the outstanding stock in May 2006. Twenty percent of each of the options granted is exercisable immediately, and twenty percent of each option becomes exercisable on August 10th of 2006, 2007, 2008 and 2009. Each option has an exercise price of $0.50 per share, and each option expires and terminates, if not exercised sooner, on August 10, 2010.
EFFECTIVE TIME
     All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     As of the close of business on the Record Date, there were 225,373,000 shares of Common Stock outstanding. The shares of Common Stock are the only class of voting securities of the Company outstanding, and each stockholder is entitled to one vote for each share owned. Because a majority of the stockholders voted in favor of the Actions pursuant to a written consent of stockholders, the Actions have been approved, and no proxies are being solicited. The Actions will not be effected until at least twenty days after the mailing of this Information Statement to all stockholders of record.
     On February 10, 2006, the Company entered into a Share Exchange Agreement by and between the Company, GSL Energy Corporation, a Maryland corporation (“GSL”), MABio

Materials Corporation, a Maryland corporation, and MAB Resources LLC, a Delaware corporation, and the stockholders of GSL named therein (the “Agreement”). Pursuant to the Agreement, the Company acquired the majority of the issued and outstanding shares of common stock of GSL, par value $0.001 per share (“GSL Common Stock”), in exchange, on a one-for-one basis, for shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”). A copy of the Agreement was filed with the Company’s Form 10-QSB for the three month period ended December 31, 2005.
     On May 12, 2006, the parties to the Agreement completed the share exchange contemplated by the Agreement, and amended the Agreement to update certain disclosures on the schedules to the Agreement. Pursuant to the terms of the Agreement, the Company acquired 196,673,000 shares of GSL Common Stock from stockholders of GSL, which represents 97.31% of the issued and outstanding shares of GSL Common Stock, in exchange for 196,673,000 shares of Company Common Stock, which represents 87.26% of the issued and outstanding shares of Company Common Stock.
DIRECTORS AND EXECUTIVE OFFICERS
Directors
     Dr. Anthony K. Yeats, age 59, has been a director of the Company since February 2006. Dr. Yeats has participated in the development of numerous exploration ventures in oil and gas opportunities around the world as well as identifying some mineral projects. His career has included the role of Chief Geologist, Geophysicist and Team Leader for Royal Dutch Shell in the Middle East, Africa and the Far East; Exploration Coordinator for BP’s Global Basin Group, and Chief Geologist for a number of regional acquisitions undertaken by British Petroleum at a variety of locations throughout the Middle East, Africa, Canada and Europe. Before joining the Company, in 1999 Dr. Yeats started Cambridge Earth Sciences Limited, which provides private research and consulting services for companies engaging in geology and exploration management, which Dr. Yeats continues to run. In addition, Dr. Yeats has been active as both the Vice President of a resource investment company in Canada with exploration interests in gravel, titanium, and kimberlite. Prior to 1999, Dr. Yeats was Co-ordinator for World Wide New Ventures for Total in Paris and finally Exploration Manager for Total in the Former Soviet Union where he managed teams undertaking hydrocarbon exploration in Kazakhstan, Azerbaijan, and Russia. In this post he was responsible for the generation of new ventures, including the acquisition of already existing discoveries. Over the years he has developed extensive contacts with the financial community in Edinburgh and London which specialize in the raising of capital for oil and gas ventures particularly from UK, French, Canadian and Middle East sources.
     Kelly H. Nelson, age 49, is Chairman and Chief Executive Officer of the Company, and President and Director of GSL Energy Corporation. Mr. Nelson is the cofounder Equistar Capital, LLC, a Merchant Banking firm with offices in Salt Lake City, Utah and Zurich, Switzerland, and has served as Equistar’s Managing Partner since its inception in 1999. While with Equistar, Mr. Nelson has been actively involved in raising investment capital and financing for Equistar’s energy sector portfolio companies. Since August 2003, Mr. Nelson has also served as chief financial officer and director of BioComposites International, Inc., one of Equistar’s portfolio companies. Mr. Nelson also is a director for two non-profit organizations, The Center for Ancient American Culture and the Utah Spiders, Women’s Professional Soccer League. Mr. Nelson earned his Bachelor’s degree in Business Administration from the University of Utah and has completed management seminars and courses through the University of Southern California and Wharton School of Business.
     Carmen J. Lotito, age 62, is Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company. Mr. Lotito is also the Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director of GSL. Mr. Lotito has been a director and chairman of the audit and compensation committees of Gasco Energy, Inc. since April 2001, and a director of Galaxy Energy Corporation since November 2002. He served as chief financial officer and treasurer of Galaxy Energy Corporation from November 2002 to July 2005, and as executive vice president from August 2004 to July 2005. Both Gasco Energy and Galaxy Energy are subject to the reporting requirements of the Securities Exchange Act of 1934. Mr. Lotito served as vice president, chief financial officer, and director of Coriko Corporation, a private business development company, from November 2000 to August 2002. Prior to joining Coriko, Mr. Lotito was self-employed as a financial consultant. Mr. Lotito holds a B.S. degree in accounting from the University of Southern California.
Other Officers
     Garry Lavold, age 60, is the President and Chief Operating Officer of the Company. Mr. Lavold also serves as the Chief Operating Officer of GSL. Mr. Lavold was the chief operating officer of BioComposites International from January 2003 to July 2005, where he assisted in the development of biocomposite plants to product composite materials. From August 2001 until December 2002 Mr. Lavold was the director of engineering at Coach House, developing composite material projects. From October 2000 to July 2001 Mr. Lavold was chief operating officer of Alpha Fibre, developing petroleum-based composite materials. Prior to working for Alpha Fibre, Mr. Lavold worked for 18 years for Nova An Alberta Corporation (and affiliated companies), serving in the latter years as a vice president involved in design, construction and project management of large diameter gas pipelines for a Nova subsidiary, and from 1969 to 1974 was employed as a process engineer involved in start up and operations of an 80,000 BPD refinery for Gulf Oil Canada. Mr. Lavold composed a chapter in Project Management Handbook, eds. David Cleland and William King, N.Y: Van Rostrand Reinhold, 1983. Mr. Lavold received a B.S. in Chemical Engineering and an MBA from the University of Alberta, and is a registered Professional Engineer in Alberta and Ontario, Canada.
Committees of the Board Of Directors
     The Company currently does not have an audit committee, compensation committee, or nominating committee, primarily since the Company previously did not have any significant operations.

Audit Committee Financial Expert
     The Board of Directors currently has not determined whether the Company has a designated audit committee financial expert, primarily since the Company previously did not have any significant operations.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
     The following table summarizes the annual compensation paid to the Company’s Chief Executive Officer for the year ended March 31, 2006. The Company did not have any other officers during the last fiscal year.

		Long-Term Compensation
	Annual Comp Awards—Securities Underlying
Name and Position	Year	Salary	Stock Options
Gregory Leigh Lyons, President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer (1)	2006	$70,000	0

(1)	Mr. Lyons was appointed as an officer of the Company on September 15, 2005. Mr. Lyons resigned from all of his officer positions with the Company on May 12, 2006.
     Effective May 12, 2006, Kelly H. Nelson was appointed as the Company’s Chief Executive Officer and President. For these roles, as well as his role as President of GSL, the Company pays Mr. Nelson $25,000 per month. Carmen J. Lotito, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of GSL, is currently paid $20,000 per month. Garry Lavold, the Chief Operating Officer of GSL, is currently paid $22,500 per month.
Equity Compensation
     Under the Agreement, the Company assumed the Plan for the granting of both incentive and non-qualified options to purchase shares of common stock. The Plan is authorized to grant options covering up to 40,000,000 shares. Under this Plan, GSL has granted, and the Company has assumed the obligation to grant, options to purchase an aggregate of 19,000,000 shares of common stock, including options to purchase 13,000,000 shares to MAB Operating Company and options to purchase 2,000,000 shares each to Kelly Nelson, Carmen Lotito and Garry Lavold. These options were previously granted by GSL Energy Corporation. Twenty percent of each of the options granted is exercisable immediately, and twenty percent of each option becomes exercisable on August 10th of 2006, 2007, 2008 and 2009. Each option has an exercise price of $0.50 per share, and each option expires and terminates, if not exercised sooner, on August 10, 2010.

Director Compensation
     The Company currently pays its directors compensation of $2,500 per month. In addition, upon election, each director will be granted options to purchase 100,000 shares of the Company’s common stock annually, at the rate of 25,000 options per quarter. Finally, the Company’s independent directors, who have not yet been elected, shall receive $1,000 per month for each committee upon which they serve.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
     The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of July 1, 2006 by: (i) each person (including any group) known to us to own more than 5% of our outstanding Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Name and Address	Amount and Nature	Percentage of
Title of Class	of Beneficial Owner	of Beneficial Ownership	Common Stock(1)
DIRECTORS AND OFFICERS

Common Stock	Kelly H. Nelson(2) 170 South Main, Suite 1025 Salt Lake City, Utah 84101	950,000	*

	Carmen T. Lotito(3) 1875 Lawrence Street, Suite 1400 Denver, Colorado 80202	1,000,000	*

	Garry Lavold (4) 1875 Lawrence Street Denver, CO 80202	800,000	*
Common Stock	All Officers and Directors
	as a Group (3 persons)	2,750,000	1.22%
5% STOCKHOLDERS
Common Stock	MAB Resources LLC(5)

		105,200,000	46.69%

*	Less than one percent.

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of July 1, 2006, the Company had 225,373,000 shares of common stock issued and outstanding.

(2)	Consists of (i) 150,000 shares of Company common stock held by Mr. Nelson, and (ii) an option to acquire 800,000 shares of Company common stock at an exercise price of $.50, which expires on August 10, 2010.

(3)	Consists of (i) 200,000 shares of Company common stock held by Mr. Lotito, and (ii) an option to acquire 800,000 shares of Company common stock at an exercise price of $.50, which expires on August 10, 2010.

(4)	Consists of an option to acquire 800,000 shares of Company common stock at an exercise price of $.50, which expires on August 10, 2010.

(5)	Consists of (i) 98,000,000 shares of Company common stock held by MAB Resources LLC, an entity 100% owned by Mr. Bruner and his family trust; (ii) 2,000,000 shares of Company common stock held by MABio Materials Corporation, an entity 68,83% owned by Mr. Bruner, and over which Mr. Bruner has investment and voting control; and (iii) an option to purchase 5,200,000 shares of Company common stock at an exercise price of $.50, which expires on August 10, 2010.
Equity Compensation Plan Information
Equity Compensation Plan Information

Number of Securities
Remaining Available for
Future Issuance under
	Number of Securities to be		Equity Compensation
	Issued Upon Exercise of	Weighted-Average Exercise	Plans (Excluding
	Outstanding Options,	Price of Outstanding Options	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column(a))
	(a)	(b)	(c)
Equity compensation
plans approved by
security holders	—	—	—

Equity compensation
plans not approved by
security holders	19,000,000 (1)	0.50	21,000,000

Total	19,000,000	0.50	21,000,000

(1)	Represents options assumed in the first quarter of fiscal year 2007 in connection with the transaction with GSL as described in Compensation of Directors and Executive Officers — Equity Compensation.
REINCORPORATION AS A MARYLAND CORPORATION
     Our stockholders holding a majority of our outstanding shares have consented in writing to reincorporate the Company from the state of Nevada to the state of Maryland. The following discussion summarizes certain aspects and consequences of the Maryland Reincorporation, which are related primarily to the differences between the Maryland General Corporation Law (the “Maryland Code”) and Title 7 of the Nevada Revised Statutes (the “Nevada Code”).
Principal Reasons For And Effects Of Changing The State Of Incorporation
     The Board of Directors recommended that the Company become a Maryland corporation subject to the statutes of Maryland rather than Nevada because the Board believes this reincorporation provides the Company with a comprehensive, flexible legal structure in which to operate. Further, our Board of Directors believes that any direct benefit that Maryland law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation.
     Although there are several differences between the Nevada Code and the Maryland Code, the Board of Directors does not believe that these differences will have a significant impact on our operations.
     The Board of Directors concluded that the potential benefits of the Maryland Reincorporation outweigh any possible disadvantages. Accordingly, the Board of Directors unanimously recommended stockholder approval of the Maryland Reincorporation, and stockholders owning a majority of our outstanding shares of common stock have consented in writing to this Action.
Comparison of Stockholder Rights
     After we are reincorporated in Maryland, our corporate affairs will be governed by the Maryland Code, the Maryland Articles and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the Maryland Code and the Nevada Code differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of the Company under the Nevada Code, the Nevada Articles and the Nevada Bylaws, and those affecting the stockholders of the Company under the Maryland Code, the Maryland Articles and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the Maryland Articles and the Maryland Bylaws which are attached to this proxy statement as Exhibits A and B, respectively, copies of the Nevada Articles, the Nevada Bylaws, which are available for inspection at the Company’s offices, and the Nevada Code and the Maryland Code. Also attached as Exhibit C is a copy of the Articles of Merger of Digital Ecosystems Corp. with and into PetroHunter Energy Corporation.
     With respect to certain differences between the rights held by stockholders under the Nevada Code and those that they would have under the Maryland Code, the Maryland Articles and Maryland Bylaws have been structured so that the Maryland charter documents provide for substantially all of the same rights and obligations as our Nevada charter documents, and our management does not have any present intention of amending or otherwise altering the Maryland Articles or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of our present or future directors, make it in our best interests to amend Maryland charter documents at some future date. Therefore, there can be no assurance that the Maryland charter documents will not be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the Nevada Code and the Maryland Code with respect to the matters discussed in this Information Statement.
Capital Stock
     The Company’s authorized capital stock consists of 1,000,000,000 shares of common stock and 100,000,000 shares of preferred stock. All of the authorized shares have a par value of $.001 per share. As of July 10, 2006, there are 225,373,000 shares of common stock, and no shares of preferred stock, issued and outstanding.
     Under the Maryland Articles, the Board of Directors has rights and powers with respect to the issuance of common stock that are substantially identical to those provided in the Nevada Articles.
     As of the date of this Information Statement, the Company’s management is not aware of any specific effort by any party to accumulate our securities, other than for investment purposes, or to obtain control of the Company by merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.
Dividends
     Under the Nevada Code, the Board of Directors may make distributions to stockholders, unless otherwise provided in the articles of incorporation. However, no distribution may be made: (i) if it would cause the corporation to be unable to pay its debts as they become due; or (ii) except as otherwise specifically allowed by the articles of incorporation, if the corporation’s assets are less than the sum of its liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential stockholders whose rights are superior to those receiving the distribution.
     Similarly, under the Maryland Code, the Company will be permitted to pay dividends to its stockholders from time to time as authorized by the Board of Directors. However, no dividend or other distribution may be made if, after giving effect to the distribution (i) the Company would not be able to pay its debts as they become due in the usual course of business, or (ii) the Company’s total assets would be less than the sum of its total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the Company.
     Neither the Nevada charter documents nor the Maryland charter documents modify the respective code provisions concerning the payment of dividends.
Advance Notice Requirements for Presentation of Business and Nominations of Directors at Annual Meetings of Stockholders
     Under the Nevada Code, meetings of stockholders and directors may be held within or without the state, as provided by the bylaws. If stockholders are required or authorized to take any action at a meeting, notice must be given in writing and be signed by the president, vice president, secretary, assistant secretary or any other person designated by the bylaws. The notice must state the purpose[s] of the meeting, time, place, and means of electronic communications, if any, by which stockholders shall be deemed to be present. Copies of the notice must be delivered personally, mailed, or given to each stockholder of record entitled to vote not less than 10 nor more than 60 days before the meeting.
     Under the Nevada Code, directors must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election unless otherwise provided by the articles of incorporation, the bylaws, or by special meeting. Unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his term until his successor is elected and qualified, or until he resigns or is removed.
     Under the Maryland Code, unless the bylaws of the corporation provide otherwise, a regular or special meeting of the board of directors may be held at any place in or out of the state, or by means of remote communication. Notice shall be given as provided by the bylaws, and if the bylaws permit, shall be in writing or by electronic transmission and generally need not state the business to be transacted or purpose.
     Under both the Nevada Code and the Maryland Code, any vacancies in the Board for any reason, and any directorships resulting from an increase in the number of directors, may be filled by the Board, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director. Under both Codes, the stockholders also have the ability to elect directors by a plurality of the votes of the shares present in person or represented by proxy at a shareholder meeting.

Cumulative Voting For Election Of Directors
     Under the Nevada Code and the Maryland Code, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation (in the case of a Nevada corporation) or charter (in the case of a Maryland corporation). Pursuant to the Nevada Articles and Maryland Articles, the Company does not permit cumulative voting in the election of directors. The absence of cumulative voting means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all the directors to be elected at that meeting, and thus preclude minority stockholder representation on the board of directors.
Restrictions on Voting Rights
     Under the Nevada Code, control shares are those outstanding voting shares of an issuing corporation which an acquiring person acquires, in an acquisition or offer to acquire, within ninety days immediately preceding the date when the acquiring person became an acquiring person. A controlling interest is the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: one-fifth or more but less than one-third; one-third or more but less than a majority; or a majority or more, of all the voting power of the corporation in the election of directors.
     The Nevada Code’s provision on acquisition of a controlling interest applies unless the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest provide that the provisions of those sections do not apply. The articles of incorporation, bylaws, or resolution adopted by the directors of the issuing corporation may impose stricter requirements on the acquisition of a controlling interest in the corporation than those provided by the Nevada Code.
     Except as otherwise provided by the articles of incorporation, a resolution of the stockholders granting voting rights to the control shares acquired by an acquiring person must be approved by the holders of a majority of the voting power of the corporation.
     The Maryland Code contains a control share acquisition statute which, in general terms, provides that where a stockholder acquires issued and outstanding shares of a corporation’s voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding “interested shares”, defined as shares held by directors of the corporation. A corporation may, however, opt out of the control share statute through a charter or bylaws provision, which the Company has done pursuant to the Maryland Bylaws. Accordingly, the Maryland control share acquisition statute will not apply to acquisitions of shares of the Company’s common stock. Though not expected, the Board of Directors could cause the Company to become subject to the Maryland control share acquisition statute by amending the Maryland Bylaws to eliminate the opt-out provision.

Number and Classification of Directors
     Under the Nevada Code, a corporation may provide in its articles of incorporation or in its bylaws for a fixed or variable number of directors, and for the manner in which the number of directors may be increased or decreased.
     Under the Maryland Code, each corporation shall have the number of directors provided in its charter until changed by the bylaws. The bylaws may authorize a majority of the entire board of directors to alter within specified limits the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director.
Removal of Directors
     Under the Nevada Code, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Any vacancy occurring in an office of the corporation by death, resignation, removal or otherwise, must be filled as the bylaws provide, or by the board of directors.
     Under the Maryland Code, stockholders may remove any director, with or without cause, by an affirmative vote of a majority of all votes entitled to be cast generally for the election of directors unless the charter provides otherwise.
Filling Vacancies on the Board of Directors
     Under the Nevada Code directors must be elected at the annual meeting of stockholders by a plurality of the votes cast at the election. Unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his term until his successor is elected and qualified, or until he resigns or is removed.
     Under the Maryland Code, stockholders may elect a successor to fill a vacancy on the board which results from the removal of a director. A director elected to fill such a vacancy serves for the balance of the term of the removed director.
Amendments of Charter Documents
     Under the Nevada Code, any corporation may amend its articles of incorporation by: (1) adding to or diminishing its corporate powers and purposes; (2) increasing, decreasing, or reclassifying its authorized stock by changing the number, par value, preferences, relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights of its shares. The corporation also may change its name or make any other change or alteration in its articles of incorporation that may be desired. All such changes may only contain such provisions as would have been lawful and proper to insert in the original articles of incorporation.

     Under the Maryland Code, a corporation may amend its charter from time to time in any respect provided that the amendment contains only provisions which lawfully could be contained in its articles of incorporation at the time of amendment. If the amendment affects a change in stock or stockholder rights, it shall contain the provisions necessary to affect the change. If the amendment alters the contract rights of any outstanding stock and the charter does not reserve the right to make the amendment, any objecting stockholder whose rights are substantially adversely affected has the right to receive the fair value of his stock.
     The Nevada Bylaws and Maryland Bylaws indicate that the Board of Directors shall have the power to adopt, amend, or repeal Bylaws.
Business Combinations With Certain Persons
     The Nevada Code prohibits certain business combinations between a corporation and an “interested stockholder” (one beneficially holding, directly or indirectly, at least ten percent of the outstanding voting stock) for three years after such person became an interested stockholder. Nevada law will permit, however, business combinations that meet all requirements of the corporation’s articles of incorporation and either:
•	are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase);

•	are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder; or;

•	the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfies certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.
     The Company has made the lawful election under the Nevada Code to not be governed by the foregoing business combination provisions of Nevada law.
     Like the Nevada Code, the Maryland Code contains a business combination statute. The Maryland business combination statute prohibits a business combination between a corporation and an interested stockholder (one who beneficially owns ten percent or more of the voting power) for a period of five years after the interested stockholder first becomes an interested stockholder, unless the transaction has been approved by the board of directors before the interested stockholder became an interested stockholder or the corporation has exempted itself from the statute pursuant to a charter provision. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (1) the transaction has been recommended by the board of directors and (2) the transaction has been approved by (a) eighty percent of the outstanding shares entitled to be cast and (b) two-thirds of the votes entitled to be cast other than shares owned by the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.
     The Company has made the lawful election under the Maryland Code to not be governed by the Maryland business combination statute.
Stockholder Action By Written Consent
     Under the Nevada Code, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.
     However, under the Maryland Code, stockholder action by written consent must be signed by all stockholders; accordingly, any stockholder has the ability to block the action by electing not to sign the consent.
     Under the Nevada and the Maryland Bylaws, no action can be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with the Bylaws, or by the written consent of the shareholders in accordance with the applicable corporate statute.
Special Meetings Of Stockholders
     The Nevada Code does not address the manner in which special meetings of stockholders may be called, but permits corporations to determine the manner in which meetings are called in their bylaws.
     Under the Maryland Code, a special meeting of the stockholders may be called by the secretary of a corporation on the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of the meeting and the matters proposed to be acted on at the meeting. However, an entity may provide in its charter or bylaws a provision that requires the written request of greater or lesser of 25% of shareholders entitled to cast votes at such meeting, but this percentage may not be greater than a majority of all the votes entitled to be cast at the meeting. The Company’s bylaws do not currently maintain such a provision.
Limitations On Liability Of Directors And Officers
     The Nevada Code contains a provision stating that unless otherwise provided by the Code or the Articles of Incorporation, no director will be individually liable to the Company or its stockholders or creditors for any damages as a result of any act or failure to act unless it is proven that:

     The director’s act or failure to act constituted a breach of fiduciary duties; and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
     The Maryland Code provides that an officer or director of the Company may not be liable to the Company or its stockholders for money damages, except to the extent:
•	it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received;
•	a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or

•	otherwise provided by the Maryland Code.
Indemnification Of Directors And Officers
     Under the Nevada Code, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person’s relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys’ fees) incurred in the defense or settlement of such a proceeding. In cases involving the right of the corporation, the Nevada Code requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys’ fees) actually and reasonably incurred is mandatory under the Nevada Code.
     The Nevada Code provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.
     The Nevada Articles generally provide for the indemnification of directors, officers, employees and agents to the fullest extent permitted by the Nevada Code. The Nevada Articles further provide, consistent with the Nevada Code, that the right to indemnification conferred by the Nevada Articles is not exclusive of any other right which a person may have under any statute, the Nevada Bylaws, any agreement, any vote of stockholders or disinterested directors, this Certificate of Incorporation, or otherwise.
     The Nevada Bylaws also generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the Nevada Code. The Nevada Bylaws further provide that the Company shall advance all expenses incurred by an indemnitee in his or her capacity as a director, officer or employee; however, advancement of such expenses shall only be made upon delivery to the Company of an undertaking to repay all amounts so advanced if it is ultimately determined that the indemnitee is not entitled to be indemnified for the expenses. All rights to indemnification and advances generally shall be deemed to be contractual rights and enforceable in any court of competent jurisdiction. The rights conferred to such persons shall not be exclusive of any other rights under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
     The Maryland Code permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that (1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty; (2) the person actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The Maryland Code provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The Maryland Code also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Similar to the Nevada Code, the Maryland Code provides that unless otherwise provided in the corporation’s charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses.
     The Maryland Code provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person’s good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.
     The Maryland Articles provide that the Company will indemnify and advance expenses to its directors, officers, employees and agents to the fullest extent required or permitted by the Maryland Code. The Maryland Articles also provide, consistent with the Maryland Code, that the rights to indemnification and to the advancement of expenses conferred by the Maryland

Articles are not exclusive of any other right which a person may have under any statute, the Maryland Articles, the Maryland Bylaws, any agreement, any vote of stockholders or the Board of Directors or otherwise.
     The Maryland Bylaws also generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the Maryland Code. The Maryland Bylaws further provide that the Company shall advance all expenses incurred by an indemnitee in his or her capacity as a director, officer or employee; however, advancement of such expenses shall only be made upon delivery to the Company of an undertaking to repay all amounts so advanced if it is ultimately determined that the indemnitee is not entitled to be indemnified for the expenses. All rights to indemnification and advances generally shall be deemed to be contractual rights and enforceable in any court of competent jurisdiction. The rights conferred to such persons shall not be exclusive of any other rights under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Inspection Of Books And Records
     The Nevada Code provides that any person who has been a stockholder of record of a corporation for at least six months immediately preceding a demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent of all of the corporation’s outstanding shares, upon at least five days’ written demand, is entitled to inspect in person or by agent or attorney, during usual business hours, the Company’s articles of incorporation, and all amendments thereto; a copy of the company’s bylaws and all amendments thereto; and a stock ledger containing the names of all persons who are stockholders of the corporation, and if known, and the number of shares held by them respectively.
     The Maryland Code provides that any stockholder may inspect and copy, during usual business hours, the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation’s principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least 5% of the corporation’s outstanding shares has a right to (1) inspect the corporation’s books of account and stock ledger; (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (3) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation’s offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.
Certain Anti-Takeover Effects
     The Nevada Code contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its Articles of Incorporation or Bylaws. Nevada corporate law prohibits a corporation from engaging in any “business combination” with any person that owns ten percent or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than ten percent of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than ten percent of such stock before the stockholder obtained such ownership. Pursuant to the Company’s Bylaws, it has elected not to be governed by these regulations.
     Similarly, the Maryland Code generally provides that a corporation may not engage in any business combination with any interested stockholder or any affiliate of the interested stockholder for a period of five years following the most recent date on which the interested stockholder became an interested stockholder, unless an exemption applies. The Maryland Code provides that a corporation can elect not to be governed by this regulation, and the Company has made this election (though the Company’s Board of Directors could at any time cause the Company to become subject to this control share statute by amending the Bylaws to change the opt-out provision).
     Anti-takeover provisions in the Nevada and Maryland Codes and in the corporate governance structure of the Company could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company’s common stock. These provisions may serve to make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.
Dissenting Stockholders’ Rights of Appraisal
     Under the Nevada Code, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions: (a) consummation of a conversion or plan of merger if approval of the stockholders is required by the Code or articles of incorporation or if the domestic corporation is a subsidiary and is merged with the parent; (b) consummation of a plan of exchange to which the domestic corporation is a constituent party as the corporation whose subject owner’s interests will be acquired; (c) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
     There is no right of dissent with respect to a plan of merger or exchange when it was either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record unless: (a) the articles of incorporation or the corporation issuing the shares provide otherwise; or (b) the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of: (I) the surviving or acquiring entity, or (II) any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc. or held of record by at least 2,000 holders of owner’s interests of records, or (2) a combination of cash and owner’s interests. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation.
     Under the Maryland Code, objecting stockholders have the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if: (1) the corporation consolidates or merges with another corporation; (2) the stockholder’s stock is to be acquired in a share exchange; (3) the corporation transfers its assets; (4) the corporation amends its charter to alter contract rights of any outstanding stock and substantially adversely affects the stockholder’s rights; or (5) other provisions govern.
     Objecting stockholders shall file a written objection to the proposed transaction. Such a stockholder has no right to receive any dividends or distributions and ceases to have any rights as a stockholder with respect to that stock except the right to receive payment of its fair value. If the court finds the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper.
Possible Disadvantages of the Maryland Reincorporation
     Despite the belief of the Company’s Board of Directors that the Maryland Reincorporation is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Articles, the Maryland Bylaws and the Maryland Code have not received extensive judicial interpretation by the Maryland courts. The Company’s Board of Directors believes, however, that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.
FINANCIAL AND OTHER INFORMATION — INCORPORATION BY REFERENCE
     Financial and other information required to be disclosed in this information statement is set forth in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 under the captions “FINANCIAL STATEMENTS”, “MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION” and “CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE” and is hereby incorporated herein by reference. A copy of our Annual Report on Form 10-KSB accompanies this proxy statement.

By Order of the Board of Directors

Dated: July 17, 2006	/s/ Carmen J. Lotito

Carmen J. Lotito, Chief Financial Officer

Exhibit A
Articles of Incorporation
Of
PetroHunter Energy Corporation
     The undersigned, Kyle L. Johnson, whose address is 1660 Lincoln Street, Suite 1900, Denver, Colorado 80264, being at least 18 years of age, acting as incorporator, does hereby form a corporation under the Maryland General Corporation Law having the following Articles:
Article I
Name
     The name of the corporation (the “Corporation”) is: PetroHunter Energy Corporation.
Article II
Purpose
     The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the Maryland General Corporation Law (the “Maryland Code”). In furtherance of the foregoing purposes, the Corporation shall have and may exercise all of the rights, powers and privileges granted by the Maryland Code. In addition, the Corporation may do everything necessary, suitable and proper for the accomplishment of any of its corporate purposes.
Article III
Principal Office in State and Resident Agent
     The street address of the principal office and registered agent of the Corporation in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland at that address is National Registered Agents, Inc. of MD.
Article IV
Stock
     The aggregate number of shares that the Corporation will have authority to issue is One Billion One Hundred Million (1,100,000,000), of which One Billion (1,000,000,000) shares will be common stock, with a par value of $0.001 per share; and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.001 per share.
     The Preferred Stock may be divided and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the corporation is authorized, within any limitations prescribed by law and this article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	Whether shares may be redeemed, and if so, the redemption price and the terms and conditions of redemption;

(c)	The amount payable upon shares in the event of voluntary of involuntary liquidation;

(d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f)	Voting powers if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g)	Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Maryland.
     The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred stock, as fixed by the Board of Directors.
     In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange or all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Article V
Perpetual Existence
     The Corporation is to have perpetual existence.
Article VI
Directors
     Number. The number of the directors constituting the entire Board will not be less than one (1) nor more than fifteen (15) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.
     Initial Directors. The initial Board of Directors is comprised of three directors. The following persons shall serve as the Corporation’s initial directors until the first annual meeting of stockholders or until their successors are duly elected and qualify:

Name	Address
Kelly H. Nelson	170 South Main, Ste. 1025
Salt Lake City, Utah 84101

Carmen J. Lotito	1875 Lawrence St., Ste.1400
Denver, Colorado 80202

Anthony K. Yeats	The Moat House
Saffron Walden
Essex CB11 4RU
UK
     Election. Elections of directors need not be by written ballot unless the bylaws of the Corporation so provide.
     Bylaws. The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the bylaws of the Corporation.
Article VII
Shareholder Actions
     When, with respect to any actions to be taken by shareholders of the Corporation, the Maryland Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares, or of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of the majority of such shares or class or series thereof.

Article VIII
Limitation of Liability
     The personal liability of each director and officer of the Corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Maryland, including without limitation as permitted by the provisions of Section 2-405.2 of the Maryland Code and any successor provision, as amended from time to time, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (iii) otherwise provided by the Maryland Code. Neither any amendment nor repeal of this Article VIII, nor adoption of any provision of these Articles of Incorporation, the bylaws of the Corporation or any statute that is inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any acts or omissions occurring prior to such amendment, repeal or adoption. If the Maryland Code is hereafter amended or supplemented to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by such amended or supplemented Maryland Code. In the event that any of the provisions of this Article VIII (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.
Article IX
Interested Party Transactions
     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation of, the powers conferred by law:
     No contract or other transaction of the Corporation with any other persons, firm or corporation in which this Corporation is interested, shall be affected or invalidated by the fact that any one or more of the directors or officers of this Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction so long as the contract or other transaction is approved by the Board of Directors in accordance with the Maryland Code. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his or her contracting with the Corporation for the benefit of himself or herself or any firm or corporation in which he or she may be in any way interested.
Article X
Indemnification
     The Corporation shall indemnify and advance expenses to any and all directors, officers, employees and agents of the Corporation to the fullest extent permitted by Section 2-418 of the

Maryland Code, as the same may be amended and supplemented, unless it is established that (i) the act or omission was material to the matter giving rise to the liability and was omitted in bad faith or was the result of active and deliberate dishonesty, (ii) the person actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful. The rights to indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons’ official capacity and as to action in another capacity while holding such directorship, office, employment or agency, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Neither the repeal nor modification of this Article X, or the adoption of any provision to these Articles of Incorporation that is inconsistent with this Article X, shall eliminate, restrict or otherwise adversely affect any right or protection of any such person existing hereunder with respect to any act or omission occurring prior to such repeal, modification or adoption of an inconsistent provision.
Article XI
Amendments
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
     IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this ___ day of ___, 2006.

Kyle L. Johnson, Incorporator
I hereby consent to my designation in this document as resident agent for this Corporation.
NATIONAL REGISTERED AGENTS, INC. OF MD
By:
******

Exhibit B
Bylaws
of
PetroHunter Energy Corporation

Article I
Offices
     Section 1. Registered Office and Agent
     The registered office of the Corporation shall be in the City and County of Baltimore, State of Maryland or such other city and county as the Board of Directors (the “Board”) shall determine. The name and address of the Corporation’s registered agent is National Registered Agents, Inc. of MD, 11 East Chase Street, Baltimore, Maryland 21202.
     Section 2. Other Offices
     The Corporation may have offices at such other places both within and without the State of Maryland as the Board may from time to time determine or the business of the Corporation may require.
Article II
Shareholders
     Section 1. Annual Meetings
     A meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held annually, or at such other time and/or such other date as shall be fixed by resolution of the Board. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.
     Section 2. Special Meetings
     Unless the Articles of Incorporation provide otherwise, special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called only by the Chairman of the Board, the Chief Executive Officer, or a majority of the Board. Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting and shall be delivered to the principal office of the Corporation addressed to the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting.

     Section 3. Place of Meetings
     All meetings of the stockholders shall be held at such places within or without the State of Maryland or at such other place in the United States as may be designated from time to time by the Board of Directors and set forth in the notice of the meeting, or if not so designated, at the office of the Corporation required to be maintained pursuant to Article 1, Section 2 hereof.
     Section 4. Notice of Meetings
          4.1 Giving of Notice. Except as otherwise provided by statute, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his address as it appears in the stock ledger of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
          4.2 Notice of Adjourned Meetings. When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
          4.3 Waiver of Notice.
          4.3.1 Whenever any notice is required to be given to any stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Maryland General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.
          4.3.2 The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
     Section 5. Fixing of Record Date for Determining Stockholders
          5.1 Meetings. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 90 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
          5.2 Dividends, Distributions and Other Rights. For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
     Section 6. Quorum
     A majority of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes or by a series of a class is required, a majority of the outstanding shares of such class or classes or of such series of a class, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on that matter. Shares of stock will be counted toward a quorum if they are either (i) present in person at the meeting or (ii) represented at the meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
     Section 7. Organization
     At each meeting of the stockholders, the Chairman of the Board, or in his absence the person designated by the Board, shall act as chairman of the meeting.
     The Secretary, or in his absence or in the event he shall be presiding over the meeting in accordance with the provisions of this Section, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
     Section 8. Voting
          8.1 General Provisions. Unless otherwise provided in the Articles of Incorporation or a resolution of the Board creating a series of stock, at each meeting of the stockholders, each holder of any share of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his name on the stock ledger of the Corporation on the record date fixed as provided in these Bylaws for determining the stockholders entitled to vote at such meeting. In all matters other than the election of directors, if a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Maryland General Corporation Law. In determining the number of votes cast for or against a proposal, shares abstaining from voting on a matter (including elections) will not be treated as a vote for or against the proposal. A non-vote by a broker will be treated as if the broker never voted, but a non-vote by a stockholder will be counted as a vote “for” the management’s position. Where a separate vote by a class or classes or by a series of a class is required, if a quorum is present, the affirmative vote of the majority of shares of such class or classes or series of a class present in person or represented by proxy at the meeting shall be the act of such class or classes or series of a class. The provisions of this Section will govern with respect to all votes of stockholders except as otherwise provided for in these Bylaws, the Articles of Incorporation or the Maryland General Corporation Law.
          8.2 Voting For Directors. At each election of directors the voting shall be by written ballot. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
          8.3 Shares Held or Controlled by the Corporation. Shares of its own capital stock belonging to the Corporation, or to another corporation if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.
          8.4 Proxies. A stockholder may vote by a proxy which is in writing or is transmitted electronically, including but not limited to, via telegram, cablegram, internet, interactive voice response system or other means of electronic transmission executed or authorized by the stockholder or by his attorney-in-fact. Any electronic transmission must set forth information from which it can be determined by the Corporation or the inspector that such electronic transmission was authorized by the stockholder. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy shall become invalid three years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.
     Section 9. Inspectors
     Prior to each meeting of stockholders, the Board shall appoint at least one inspector who is not a director, candidate for director or officer of the Corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies. Each Inspector, immediately before entering upon his duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his ability.
     Section 10. List of Stockholders
     The Secretary or other officer or agent having charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the Corporation, or to vote in person or by proxy at any such meeting.
     Section 11. Stockholder Proposals
     At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting of stockholders (a) by, or at the direction of, the Board or (b) by a stockholder of the Corporation who complies with the procedures set forth in this Section 11. For business or a proposal to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.
     A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a description, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder’s notice,

(iv) a description, in 500 words or less, of any interest of the stockholder in such proposal, and (v) a representation that the stockholder is a holder of record of stock of the Corporation and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 11.
     The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by this Section 11, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, nothing in this Section 11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the Board.
     Section 12. Conduct of Meeting
     The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to only stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
     Section 13. Written consent of Stockholders.
     Except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing by each stockholder entitled to vote on the matter and is filed with the records of stockholder meetings. Unless the Articles of Incorporation provide otherwise, the holders of any class of the Corporation’s stock, including holders of the Corporation’s common stock, entitled to vote generally in the election of directors, may take action or consent to any action concerning election of directors by delivering a consent in writing of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the Corporation gives notice of the action so taken to each stockholder not later than 10 days after the effective time of the action.

     Section 14. Control Share Acquisition Act.
     Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This Section 14 may be repealed, in whole or in part, at any time, whether before or after an acquisition of Control Shares (as defined in Section 3-701(d) of the Maryland General Corporation Law (or any successor provision)) and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent Control Share Acquisition (as defined in Section 3-701(d) of the Maryland General Corporation Law (or any successor provision)).
Article III
Board of Directors
     Section 1. Number, Qualification and Term of Office
     The business, property and affairs of the Corporation shall be managed by a Board consisting of not less than one director. The Board shall from time to time by a vote of a majority of the directors then in office fix the specific number of directors to constitute the Board. Unless otherwise provided in the Articles of Incorporation, at each annual meeting of stockholders, the Board shall be elected by the stockholders for a term of one year. Each director shall serve until his successor is duly elected and shall qualify.
     Section 2. Vacancies
     Unless otherwise provided in the Articles of Incorporation, vacancies in the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board.
     Section 3. Nominations of Directors
     Subject to the rights, if any, of the holders of any series of preferred stock then outstanding, only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board for the purpose of electing directors (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedure set forth in this Section 3. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.
     A stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder’s notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the “Exchange Act”) (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation’s (or its agent’s) books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder’s notice, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
     Section 4. Resignations
     Any director may resign at any time upon written notice to the Chairman of the Board. Such resignation shall take effect on the date of receipt of such notice or at any later time specified therein; and the acceptance of such resignation, unless otherwise required by the terms thereof, shall not be necessary to make it effective.
     Section 5. Removals
     Unless otherwise provided in the Articles of Incorporation, any director may be removed, with or without cause, at any special meeting of the stockholders called for that purpose, by the affirmative vote of the holders of a majority in number of shares of the Corporation entitled to vote for the election of such director.
     Section 6. Place of Meetings; Books and Records
     The Board may hold its meetings and have an office or offices at such place or places within or without the State of Maryland as the Board from time to time may determine.

     The Board, subject to the provisions of applicable statutes, may authorize the books and records of the Corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the Corporation, to be kept at such place or places outside of the State of Maryland as, from time to time, may be designated by the Board.
     Section 7. Annual Meeting of the Board
     The first meeting of each newly elected Board, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable on the same date as, and after the adjournment of, the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors, provided a quorum shall be present. In the event the first meeting of the newly elected Board is not held on the same date as and after the Annual Meeting of Stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver signed by all of the newly elected directors.
     Section 8. Regular Meetings
     The Board shall provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.
     Section 9. Special Meetings
     Special meetings of the Board may be called by the Chairman of the Board or Chief Executive Officer and shall be called by the Secretary on the written request of three directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting shall be mailed to each director or delivered to him by telephone, facsimile, telegraph, internet or any other means of electronic communication, in each case addressed to his residence or usual place of business, or delivered to him in person or given to him orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Articles of Incorporation or the Maryland General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except when a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.
     Section 10. Quorum and Manner of Acting
     Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, the presence of a majority of the total number of directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board, and the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the

Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.
     Section 11. Organization
     At every meeting of the Board, the Chairman of the Board or in his absence the Chief Executive Officer, the President or the Vice Chairman of the Board, or if all of the said persons are absent, a chairman chosen by a majority of the directors present shall act as chairman of the meeting. The Secretary, or in his absence, an Assistant Secretary, or in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
     Section 12. Consent of directors in Lieu of Meeting
     Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board, or any committee designated by the Board, may be taken without a meeting if all members of the Board or committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or committee.
     Section 13. Telephonic Meetings
     Members of the Board, or any committee designated by the Board, may participate in any meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.
     Section 14. Compensation
     Each director who is not a full-time salaried officer of the Corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board, may receive as a director a stated salary, an annual retainer, compensation based on the number of meetings held or attended, and/or any other benefits as the Board may determine, and in addition may be allowed a fixed fee or reimbursement of his reasonable expenses for attendance at each regular or special meeting of the Board or any committee thereof.
     Section 15. Interested Directors
     No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer of this Corporation, or in which one of the directors or officers of this Corporation has a financial interest in such contract or transaction, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
Article IV
Committees of the Board of Directors
     Section 1. Committees
     The Board may designate such other committees, consisting of such number of directors as the Board may from time to time determine, and each such committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board, such duties, functions and powers as the Board may from time to time prescribe.
     Section 2. Committee Chairman, Books and Records
     As determined or delegated by the Board, each committee shall elect a chairman to serve for such term as it may determine, shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. It shall keep a record of its acts and proceedings, and all action of the committee shall be reported to the Board at the next meeting of the Board.
     Section 3. Alternates
     Alternate members of the committees prescribed by this Article IV may be designated by the Board from among the directors to serve as occasion may require. Whenever a quorum cannot be secured for any meeting of any such committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.
     Alternate members of such committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such committees.
     Section 4. Quorum and Manner of Acting
     At each meeting of any committee, the presence of a majority of the members of such committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action.

Article V
Officers
     Section 1. Number
     The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer or President, a Secretary, and such other officers with such titles and powers and/or duties as the Board shall from time to time determine. Officers of the Corporation may simultaneously serve as officers of subsidiaries or divisions thereof. Any number of offices may be held by the same person.
     Section 2. Election
     The officers of the Corporation, except the assistant officers who may be appointed by the Chief Executive Officer or the Chairman of the Board as provided in this Article V, shall be elected or appointed as soon as practicable after the annual meeting of stockholders in each year to hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, or until his successor is elected and qualified or until his earlier death, resignation or removal.
     Section 3. Resignations
     Any elected or appointed officer may resign at any time upon written notice to the Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect upon the date of its receipt or at such later time as may be specified therein, and unless otherwise required by the terms thereof, no acceptance of such resignation shall be necessary to make it effective.
     Section 4. Removals
     Any elected or appointed officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, and in the case of an assistant officer appointed by the Chairman of the Board or the Chief Executive Officer pursuant to this Article V, may be so removed by the Chairman of the Board or the Chief Executive Officer. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of any officer shall not of itself create contractual rights.
     Section 5. Vacancies
     Any vacancy occurring in any office by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting or as otherwise provided in these Bylaws.
     Section 6. Chairman of the Board
     The Chairman of the Board shall, when present, preside at all meetings of the stockholders and the Board, shall have authority to call special meetings of the Board. He also shall have the power to appoint and remove assistant officers of the Corporation with such titles and duties as he may from time to time deem necessary or appropriate, and shall have such other powers and duties as are expressly provided in these Bylaws.
     Section 7. Chief Executive Officer
     The Chief Executive Officer, if any, shall assist the Chairman of the Board in the performance of his duties and shall perform those duties assigned to him in other provisions of the Bylaws and such other duties as may from time to time be assigned to him by the Board. In the absence or disability of the Chairman of the Board, or at his request, the Chief Executive Officer may preside at any meeting of the stockholders or of the Board and, in such circumstances, may exercise any of the other powers or perform any of the other duties of the Chairman of the Board. The Chief Executive Officer may sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments, except in cases where the signing or execution thereof shall be required by law or shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.
     The Chief Executive Officer shall have authority to sign and acknowledge in the name and on behalf of the Corporation all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments, except where the signing thereof shall be expressly delegated to some other officer or agent by the Board or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board may authorize any officer, employee or agent of the Corporation to sign, execute and acknowledge in his place and stead all such documents and instruments. He shall have the power to appoint and remove assistant officers of the Corporation with such titles and duties as he may from time to time deem necessary or appropriate. He shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board.
     The Chief Executive Officer shall have such other power and authority as is usual, customary and desirable to perform all the duties of the office (including, but not limited to, the approval of payments or arrangements made in connection with the Corporation’s debt, interest, tax, contractual and regulatory obligations) necessary to, and consistent with, the businesses of the Corporation and its subsidiaries. The Chief Executive Officer (and other officers of the Corporation as delegated by the Chief Executive Officer or as authorized in these Bylaws) may delegate the foregoing authorization to other officers, employees and agents of the Corporation by either written authorization (including powers of attorney) or otherwise, unless such authorization is expressly reserved for the Chief Executive Officer or other officer, as applicable.
     Section 8. President
     The President, if any, shall have general authority over the property, business and affairs of the Corporation, and over all subordinate officers, agents and employees of the Corporation, subject to the control and direction of each of the Board and the Chief Executive Officer, including the power to sign and acknowledge in the name and on behalf of the Corporation all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments except when the signing thereof shall be expressly delegated to some other officer or agent by the Board or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board, may delegate to any officer, employee or agent of the Corporation authority to sign, execute and acknowledge in his place and stead all such documents and instruments.
     Section 9. Vice Presidents
     Each Executive Vice President, Senior Vice President and Vice President, if any, shall have such powers and perform such duties as may from time to time be assigned to him, directly or indirectly, either generally or in specific instances, by the Board or the Chief Executive Officer.
     Subject to delegations by the Board or the Chief Executive Officer pursuant to this Article V, each Executive Vice President, Senior Vice President and Vice President shall perform all duties incident to the office of vice president of a corporation and shall have authority to sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents or instruments, except in cases where the signing or execution thereof shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.
     Section 10. Secretary
     The Secretary shall keep the minutes of meetings of the stockholders and of the Board in books provided for the purpose; he shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he shall be custodian of the records and of the corporate seal or seals of the Corporation; he shall see that the corporate seal is affixed to all documents requiring same, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when said seal is so affixed he may attest same; and, in general, he shall perform all duties incident to the office of the secretary of a corporation, and such other duties as from time to time may be assigned to him directly or indirectly by the Board, the Chief Executive Officer and the President, or as may be provided by law. Any Assistant Secretary may perform any of the duties or exercise any of the powers of the Secretary at the request of, or in the absence or disability of, the Secretary or otherwise as occasion may require in the administration of the business and affairs of the Corporation.
     Section 11. Absence or Disability of Officers
     In the absence or disability of the Chairman of the Board, the Chief Executive Officer, or the President, the Board or a committee thereof may designate individuals to perform the duties of those absent or disabled.
Article VI
Stock Certificates and Transfer Therof
     Section 1. Stock Certificates
     Except as otherwise permitted by statute, the Articles of Incorporation or resolution or resolutions of the Board, every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President and by the

Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares, and the class and series thereof, owned by him in the Corporation. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The Board or the Chief Executive Officer shall determine the form of stock certificate of the Corporation.
     Section 2. Transfer of Stock
     Transfer of shares of the capital stock of the Corporation shall be made only on the books (whether physically or electronically) of the Corporation by the holder thereof, or by his attorney duly authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.
     Section 3. Transfer Agents and Registrars
     The Board may appoint responsible companies from time to time to act as transfer agents and registrars of the stock of the Corporation, as may be required by and in accordance with applicable laws, rules and regulations. Except as otherwise provided by the Board in respect of temporary certificates, no certificates for shares of capital stock of the Corporation shall be valid unless countersigned by a transfer agent and registered by one of such registrars.
     Section 4. Additional Regulations
     The Board may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.
     Section 5. Lost, Stolen or Destroyed Certificates
     The Board may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen or destroyed, or alleged to be lost, stolen or destroyed, upon such terms and in accordance with such procedures as the Board or the Chief Executive Officer shall deem proper and prescribe.
Article VII
Dividends, Surplus, Etc.
     Except as otherwise provided by statute or the Articles of Incorporation, the Board may declare dividends upon the shares of its capital stock either (1) out of its surplus, or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation.

     No distribution may be made if, after giving effect to the distribution, (1) the Corporation would not be able to pay indebtedness of the Corporation as the indebtedness becomes due in the usual course of business, or (2) the Corporation’s total assets would be less than the sum of its total liabilities plus, unless the Articles of Incorporation permit otherwise, the amount that would be needed if the Corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.
Article VIII
Seal
     The Corporation may have a corporate seal which shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Maryland.” The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
Article IX
Fiscal Year
     The fiscal year of the Corporation shall begin on the first day of April of each year, or on such other day as may be fixed from time to time by the Board.
Article X
Indemnification
          Section 1. Right to Indemnification
          Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he is or was a director (as that term is used in this Article X only, to include directors elected or appointed pursuant to Article III of these Bylaws, Advisory Directors and Emeritus Directors acting at the request of the Board), officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as such a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent authorized by the Maryland General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); further provided, however, that, if the Maryland General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such indemnitee while a director, officer or employee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.
     Section 2. Right of Indemnitee to Bring Suit
     If a claim under Section 1 of this Article X is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders), to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification, shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.
     Section 3. Nonexclusivity of Rights
     The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
     Section 4. Insurance, Contracts and Funding
     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Maryland General Corporation Law. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.
     Section 5. Majority Owned Subsidiaries
     Any person who is or was serving as a director of a majority owned subsidiary of the Corporation shall be deemed, for purposes of this Article only, to be a director, officer or employee of the Corporation entitled to indemnification under this Article.
     Section 6. Indemnification of Agents of the Corporation
     The Corporation may, by action of the Board from time to time, grant rights to indemnification and advancement of expenses to agents of the Corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.
Article XI
Checks, Drafts, Bank Accounts, Etc.
     Section 1. Checks, Drafts, Etc.; Loans
     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall, from time to time, be determined by resolution of the Board. No loans shall be contracted on behalf of the Corporation unless authorized by the Board. Such authority may be general or confined to specific circumstances.
     Section 2. Deposits
     All funds of the Corporation shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may, from time to time, be delegated by the Board; and for the purpose of such deposit, the appropriate officer or agent to whom such power may be delegated by the Board, may endorse, assign and deliver checks, drafts and other order for the payment of money which are payable to the order of the Corporation.
Article XII
Amendments
     Unless otherwise provided in the Articles of Incorporation, these Bylaws may be altered or repealed, and new Bylaws may be made, by the affirmative vote, at any meeting of the Board, of a majority of the entire Board, subject to the rights of the stockholders of the Corporation to amend or repeal Bylaws made or amended by the Board by the affirmative vote of the holders of record of a majority in number of shares of the outstanding stock of the Corporation present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting.
Article XIII
Miscellaneous
     All references and uses herein of the masculine pronouns “he” or “his” shall have equal applicability to and shall also mean their feminine counterpart pronouns, such as “she” or “her.”
* * * * *

Exhibit C
Articles Of Merger Of
Digital Ecosystems Corp.
(A Nevada Corporation)
With And Into
PetroHunter Energy Corporation
(A Maryland Corporation)
Pursuant to Section 3-107 of the
General Corporation Law of Maryland
     1. The names and states of incorporation of each of the constituent corporations (collectively, the “Constituent Corporations”) are as follows:
Digital Ecosystems Corp., a Nevada corporation (“Digital Ecosystems Nevada”)
and
PetroHunter Energy Corporation, a Maryland corporation (“PetroHunter Maryland”).
     2. An agreement and plan of merger (the “Agreement And Plan Of Merger”) has been approved, adopted, certified, executed and acknowledged by the board of directors and the holders of common stock of each of the Constituent Corporations in accordance with the laws under which it is formed and in particular, in accordance with the applicable provisions of Title 7 of the Nevada Revised Statutes, and the General Corporation Law of Maryland, respectively. The Agreement And Plan Of Merger provides for, among other things, the merger of Digital Ecosystems Nevada with and into PetroHunter Maryland pursuant to which each stockholder of Digital Ecosystems Nevada will receive one share of common stock of PetroHunter Maryland for each share of common stock of Digital Ecosystems Nevada that each stockholder of Digital Ecosystems Nevada owns.
     3. Digital Ecosystems Nevada was incorporated on February 21, 2002 pursuant to Title 7 of the Nevada Revised Statutes.
     4. Neither Digital Ecosystems Nevada nor PetroHunter Maryland owns any interest in land in Maryland. No interest in land in Maryland is affected by the merger of Digital Ecosystems Nevada with and into PetroHunter Maryland.
     5. The surviving corporation shall be PetroHunter Maryland. The name of the surviving corporation shall be PetroHunter Energy Corporation.
     6. The Articles Of Incorporation of PetroHunter Maryland shall be the articles of incorporation of the surviving corporation.
     7. The executed Agreement And Plan Of Merger is on file at the principal place of business of PetroHunter Maryland, 1875 Lawrence Street, Suite 1400, Denver, Colorado 80202.
     8. A copy of the Agreement And Plan Of Merger will be furnished by PetroHunter Maryland on request without cost to any stockholder of Digital Ecosystems Nevada and to any stockholder of PetroHunter Maryland.

     9. The authorized capital stock of Digital Ecosystems Nevada consists of                      shares of $.001 par value common stock,                      of which were issued and outstanding as of the                      ___, 2006 record date for determining stockholders eligible to vote on the merger, and                      shares of $.001 par value preferred stock, none of which are issued and outstanding.
     10. The authorized capital stock of PetroHunter Maryland consists of                      shares of $.001 par value common stock, ___ of which are issued and outstanding and owned by Digital Ecosystems Nevada Maryland, and                      shares of $.001 par value preferred stock, none of which are issued and outstanding.
     11. Upon the merger becoming effective, (a) each outstanding share of common stock of Digital Ecosystems Nevada shall be immediately deemed to be one share of common stock of PetroHunter Maryland without an exchange of certificates, and (b) the ___ shares of common stock of PetroHunter Maryland owned by Digital Ecosystems Nevada, which shall then be owned by PetroHunter Maryland by virtue of the merger, shall be retired and resume the status of authorized and unissued shares and any capital represented by the shares shall be eliminated.
     IN WITNESS WHEREOF, these Articles Of Merger have been executed by each of PetroHunter Maryland and Digital Ecosystems Nevada by its duly authorized officers on the dates set forth below.

PETROHUNTER ENERGY CORPORATION, a Maryland corporation

Date:	By:

, President

ATTEST:

, Secretary

DIGITAL ECOSYSTEMS CORP., a Nevada corporation

Date:	By:

, President

ATTEST:

, Secretary

STATE OF COLORADO		)
) ss.
COUNTY OF DENVER	)
     On this ___ day of                      , 2006, before me personally appeared                                            , President of PetroHunter Energy Corporation, a Maryland corporation, who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

My commission expires:

Notary Public
[SEAL]

STATE OF COLORADO		)
) ss.
COUNTY OF DENVER	)
     On this ___ day of                      , 2006, before me personally appeared                                            , President of Digital Ecosystems Corp., a Nevada corporation, who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

My commission expires:

Notary Public
[SEAL]

STATE OF COLORADO		)
) ss.
COUNTY OF DENVER	)
     On this ___ day of                      , 2006, before me personally appeared                                            , Secretary of PetroHunter Energy Corporation, a Maryland corporation, who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

My commission expires:

Notary Public
[SEAL]

STATE OF COLORADO		)
) ss.
COUNTY OF DENVER	)
     On this ___ day of                      , 2006, before me personally appeared                                            , Secretary of Digital Ecosystems Corp., a Nevada corporation, who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

My commission expires:

Notary Public
[SEAL]
* * * * *

C-4